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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 2, 2003



                                 FRIEDMAN'S INC.
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             (Exact name of registrant as specified in its charter)




                DELAWARE                 0-22356                  58-20583
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



                             171 CROSSROADS PARKWAY
                             SAVANNAH, GEORGIA 31422
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                    (Address of principal executive offices)


                                 (912) 233-9333
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         On December 2, 2003, Friedman's Inc. issued a press release announcing that: (i) its Board of Directors has elected Robert Cruickshank non-executive Chairman of the company; (ii) the Board of Directors has appointed Richard Cartoon interim Financial Consultant; (iii) the Company has formed an Office of the Chairman that will oversee the day-to-day operations of the Company, composed of Robert Cruickshank and Richard Cartoon, together with Douglas D. Anderson, the Company's President and Chief Operating Officer; (iv) the Company's Chief Executive Officer, Bradley J. Stinn, has resigned from the Company and its Board of Directors, effective immediately; and (v) due to technical defaults under its credit facility, the Company has suspended payment of its dividend and is in discussions with its lenders about this matter and about a waiver of the defaults. The text of the press release, which is attached at Exhibit 99.1, is incorporated by reference into this Item.

EXHIBITS

         99.1 Press Release Dated December 2, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRIEDMAN'S INC.
                                         (Registrant)



Date: December 3, 2003                   By: /s/ Douglas D. Anderson
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                                             Douglas D. Anderson
                                             President and Chief
                                             Operating Officer